UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

Banner Energy Services Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-5610

Former name or former address, if changed since last report.:

5899 Preston Road #505

Frisco, TX 75034

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2020, Mr. Jay Puchir notified the Board of Directors (the “Board”) of Banner Energy Services Corp. (the “Company”) that he was resigning as the Chairman of the Board and Chief Executive Officer of the Company, effective August 1, 2020. Mr. Puchir’s decision to resign as director was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Pursuant to his resignation, Mr. Puchir accepted from the Company $1.00 as salary compensation for his services to the Company from March 27, 2020 to August 1, 2020 in settlement of his deferred salary which accrued during that time.

On July 31, 2020, the Board appointed Mr. Richard Horgan, 36, as the Chief Executive Officer, a director and Chairman of the Board of the Company, effective August 1, 2020. Prior to joining the Company, Mr. Horgan served as Managing Member of 989 Consulting, where he advised private and public companies on operational processes and procedures and marketing initiatives from June 2018 through July 2020. From May 2017 through July 2020, Mr. Horgan served as Vice President of Operations at SOVRN, where he oversaw general business matters including sales, finance, production and licensing. From January 2015 through May 2017, Mr. Horgan served as Director of Apparel Operations at The Berrics, a skateboarding equipment company.

There was no arrangement or understanding between Mr. Horgan and any other persons pursuant to which he was selected as an officer or director and there are no related party transactions between the Company and Mr. Horgan reportable under Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Executive Officer, on August 1, 2020 the Company entered into a four-year Employment Agreement with Mr. Horgan. Pursuant to his Employment Agreement, Mr. Horgan will be paid an annual base salary of $120,000.

The description of Mr. Horgan’s Employment Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Agreement between the Company and Richard Horgan dated August 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banner Energy Services Corp.

Date: August 6, 2020	By:	/s/ Richard Horgan
	Name:	Richard Horgan
	Title:	Chief Executive Officer